Fourth Quarter 2025 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and Net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 4Q25 4Q25 Earnings • Net income available to common shareholders of $3.3 million or $0.34 per diluted share • Diluted earnings per share increased 6% from the prior quarter, and 21% compared to 4Q24 • 4Q25 included a $1.4 million write-down in Other real estate owned ("OREO") that negatively impacted diluted EPS by $0.10 Continued Execution on Strategic Priorities • Continued focus on prudent risk management and a conservative approach to new loan production, supported by new banking talent that is helping drive solid loan growth • Continued disciplined expense management • Generally stable asset quality • Success in loan growth efforts with increase in loans held for investment of $59 million in 4Q25 Positive Trends in Key Metrics • Net interest income increased for the fifth consecutive quarter • Improvement in net interest margin from prior quarter primarily due to improved cost of funds • Further increase in tangible book value per share 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $3.3 million, or $0.34 diluted earnings per share, in 4Q25 • Tangible book value per share(1) increased 1.6% to $24.07 • 4Q25 included a $1.4 million write-down in OREO that negatively impacted diluted EPS by $0.10 Net Income Available to Common Shareholders Diluted Earnings per Share $2,748 $4,185 $2,503 $3,186 $3,314 4Q24 1Q25 2Q25 3Q25 4Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $0.28 $0.43 $0.26 $0.32 $0.34 4Q24 1Q25 2Q25 3Q25 4Q25 $— $0.10 $0.20 $0.30 $0.40 $0.50 (1) See Non-GAAP reconciliation within the appendix.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $59.4 million from prior quarter due to strong loan production • New loan production diversified across markets and loan types • New loan production in 4Q25 of $146.2 million with a focus on relationship-based lending • Average rate on new loan production was 6.36% in 4Q25, consistent with 6.38% in 3Q25 4Q24 3Q25 4Q25 Cash, securities and other $ 120,005 $ 159,204 $ 164,787 Consumer and other 17,333 12,254 19,504 Construction and development 315,686 230,600 189,790 1-4 family residential 960,354 1,041,075 1,030,211 Non-owner occupied CRE 614,384 728,039 813,408 Owner occupied CRE 173,223 191,239 205,063 Commercial and industrial 220,501 225,919 226,107 Total $ 2,421,486 $ 2,588,330 $ 2,648,870 Loans accounted for at fair value(2) 7,508 4,319 3,216 Total Loans HFI $ 2,428,994 $ 2,592,649 $ 2,652,086 Mortgage loans held for sale 25,455 21,806 40,176 Loans held for sale 251 — — Total Loans $ 2,454,700 $ 2,614,455 $ 2,692,262 (1) Represents unpaid principal balance. Excludes deferred fees, unamortized premiums, basis adjustments, net. (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,421 $2,428 $2,468 $2,594 $2,676 $2,614 $2,692 4Q24 1Q25 2Q25 3Q25 4Q25 3Q25 4Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $93.5 $70.8 $166.9 $145.7 $146.2 $97.1 $71.6 $122.6 $110.1 $131.3 Production Loan Payoffs 4Q24 1Q25 2Q25 3Q25 4Q25 $0 $50 $100 $150 $200 ($ in millions) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits decreased 3.5% from $2.85 billion in 3Q25 to $2.75 billion in 4Q25, primarily driven by decreases in money market deposit accounts and Noninterest-bearing deposits • Interest-bearing deposits decreased 2.8% from $2.47 billion in 3Q25 to $2.40 billion in 4Q25 primarily driven by a decrease in higher-cost money market deposit accounts • Noninterest-bearing deposits decreased 8.2% from $376 million in 3Q25 to $345 million in 4Q25 primarily due to operating account fluctuations • Average Noninterest-bearing deposits increased 2.7% from $350 million in 3Q25 to $359 million in 4Q25 4Q24 3Q25 4Q25 Money market deposit accounts $ 1,513,605 $ 1,988,336 $ 1,913,591 Time deposits 471,415 349,533 352,473 Interest checking accounts 139,374 121,901 122,292 Savings accounts 14,212 13,433 13,250 Noninterest-bearing accounts 375,603 375,708 344,969 Total Deposits $ 2,514,209 $ 2,848,911 $ 2,746,575 Deposit Portfolio Composition Total Deposits $2,499 $2,454 $2,400 $2,772 $2,747 $2,849 $2,747 4Q24 1Q25 2Q25 3Q25 4Q25 3Q25 4Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management decreased $155 million, or 2.1%, during the quarter to $7.28 billion • The decrease in AUM from 3Q25 was primarily attributable to net withdrawals in low-fee and fixed-fee product categories • Investment agency AUM increased $15 million during the quarter, primarily driven by higher market values at the end of 4Q25 ($ in millions, as of quarter end) Total Assets Under Management $7,321 $7,177 $7,497 $7,433 $7,278 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 4Q24 1Q25 2Q25 3Q25 4Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix. Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $23.8 $24.6 $24.2 $26.3 $26.7 Wealth Management Mortgage 4Q24 1Q25 2Q25 3Q25 4Q25 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 1.5% from $26.3 million in 3Q25 to $26.7 million in 4Q25 • Net interest income increased 5.6% from prior quarter primarily driven by a 17 basis point increase in net interest margin • Non-interest income decreased $0.8 million from prior quarter primarily driven by decreases in Net gain on mortgage loans and Risk management and insurance fees Non-interest Income $6,079 22.8% Net Interest Income $20,577 77.2% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $1.1 million, or 5.6%, from $19.5 million in 3Q25 to $20.6 million in 4Q25, primarily driven by a 17 basis point increase in net interest margin • Net interest margin increased 17 basis points during the quarter from 2.54% in 3Q25 to 2.71% in 4Q25, primarily due to a 20 basis point decrease in cost of funds, partially offset by a 3 basis point decrease in yield on interest-earning assets • The decrease in cost of funds was primarily due to lower rates on money market deposit accounts as a result of the Company reducing deposit rates commensurate with the short-term rate decreases, and runoff of higher-cost deposit accounts Net Interest Income Net Interest Margin $16,908 $17,453 $17,884 $19,454 $20,577 4Q24 1Q25 2Q25 3Q25 4Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.45% 2.61% 2.67% 2.54% 2.71% 4Q24 1Q25 2Q25 3Q25 4Q25 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income decreased $0.8 million to $6.1 million from prior quarter primarily driven by decreases in Net gain on mortgage loans and Risk management and insurance fees • The decrease in Net gain on mortgage loans was driven by an increase in commissions due to higher funded volume and slightly lower margins due to a highly competitive mortgage market • The decrease in Risk management and insurance fees was driven by lower new case activity Total Non-Interest Income Trust and Investment Management Fees $6,459 $7,345 $6,305 $6,842 $6,079 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 4Q24 1Q25 2Q25 3Q25 4Q25 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,660 $4,677 $4,512 $4,629 $4,634 4Q24 1Q25 2Q25 3Q25 4Q25 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense increased to $21.3 million from $20.1 million in the third quarter of 2025, primarily driven by a $1.4 million OREO write-down and an increase in Professional services, partially offset by decreases in Occupancy and equipment and Salaries and employee benefits • Non-interest expense excluding the OREO write-down decreased to $20.0 million from $20.1 million in the third quarter • The efficiency ratio improved from 76.38% as of 3Q25 and 80.74% as of 4Q24 to 74.88% as of 4Q25 • Efficiency ratio improvement for the fifth consecutive quarter (1) See Non-GAAP reconciliation within the appendix. Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,205 $19,441 $19,046 $20,066 $19,996 4Q24 1Q25 2Q25 3Q25 4Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 80.74% 79.16% 78.83% 76.38% 74.88% 4Q24 1Q25 2Q25 3Q25 4Q25 —% 20.00% 40.00% 60.00% 80.00% 100.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPAs decreased $3.1 million to $19.6 million in 4Q25 primarily driven by a write-down of OREO, pay downs, and a charge-off • Non-accrual loans decreased $1.7 million to $16.6 million in 4Q25 • NPA/Total Assets of 0.53% when excluding OREO under contract that is anticipated to close in 1Q26 • Provision expense of $0.9 million during 4Q25, compared to $2.3 million in 3Q25 • ACL/Total loans remained consistent at 0.81% in 4Q25 and 3Q25 Non-Performing Assets/Total Assets Net Charge-Offs (Recoveries)/Average Loans 1.68% 0.59% 0.62% 0.70% 0.62% 4Q24 1Q25 2Q25 3Q25 4Q25 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% (0.01)% 0.02% 0.03% 0.01% 0.02% 4Q24 1Q25 2Q25 3Q25 4Q25 (0.05)% —% 0.05% 0.10% 0.15% 0.20% 0.25%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • New market president added in Arizona, which represents good growth opportunities • Loan pipeline remains strong and should continue to result in solid loan growth in 2026 • Positive trends expected to continue ◦ Solid loan and deposit growth ◦ Continued expansion in net interest margin ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from disciplined expense control ◦ No meaningful deterioration expected in asset quality given the trends we are seeing in the portfolio and our clients continuing to perform well • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 12/31/25) (1) See Non-GAAP reconciliation within the appendix. (2) Based on internal policy guidelines. Consolidated Capital Ratios (as of 12/31/25) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 198,734 Unpledged Investment Securities 109,020 Borrowed Funds: Secured: FHLB Available 623,379 FRB Available 23,575 Other: Brokered Remaining Capacity 341,940 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,325,648 Loan-to-Deposit Ratio 96.5% 9.75% 9.75% 12.34% 7.68% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands) $130,704 $187,139 $208,760 $210,884 $220,695 $224,979 $227,323 $230,022 $234,138 $16.44 $19.87 $21.99 $22.01 $22.83 $23.18 $23.39 $23.68 $24.07 TCE TBV/Share 4Q20 4Q21 4Q22 4Q23 4Q24 1Q25 2Q25 3Q25 4Q25 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $— $4 $8 $12 $16 $20 $24

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of (Dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Total shareholders' equity $ 252,322 $ 256,555 $ 258,847 $ 261,495 $ 265,560 Goodwill and other intangibles, net 31,627 31,576 31,524 31,473 31,422 Tangible common equity $ 220,695 $ 224,979 $ 227,323 $ 230,022 $ 234,138 Common shares outstanding, end of period 9,667,142 9,704,320 9,717,922 9,714,711 9,725,731 Tangible common book value per share $ 22.83 $ 23.18 $ 23.39 $ 23.68 $ 24.07 Net income available to common shareholders $ 3,314 Return on tangible common equity (annualized) 5.66 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Non-interest expense $ 20,427 $ 19,361 $ 19,099 $ 20,074 $ 21,306 Less: OREO expenses and write-downs 1,222 (80) 53 8 1,310 Adjusted non-interest expense $ 19,205 $ 19,441 $ 19,046 $ 20,066 $ 19,996 Net interest income $ 16,908 $ 17,453 $ 17,884 $ 19,454 $ 20,577 Non-interest income 6,459 7,345 6,305 6,842 6,079 Less: unrealized (loss) gain recognized on equity securities (49) 11 3 6 (6) Less: net (loss) gain on loans accounted for under the fair value option (149) 6 26 18 (44) Less: net (loss) gain on loans held for sale (222) 222 — — — Adjusted non-interest income $ 6,879 $ 7,106 $ 6,276 $ 6,818 $ 6,129 Adjusted total income $ 23,787 $ 24,559 $ 24,160 $ 26,272 $ 26,706 Efficiency ratio 80.74% 79.16% 78.83% 76.38% 74.88%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Total income before non-interest expense $ 23,540 $ 23,468 $ 20,919 $ 22,278 $ 24,331 Less: unrealized (loss) gain recognized on equity securities (49) 11 3 6 (6) Less: net (loss) gain on loans accounted for under the fair value option (149) 6 26 18 (44) Less: net (loss) gain on loans held for sale at fair value (222) 222 — — — Plus: (release of) provision for credit losses (974) 80 1,773 2,257 915 Gross revenue $ 22,986 $ 23,309 $ 22,663 $ 24,511 $ 25,296 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Total income before non-interest expense $ 801 $ 1,250 $ 1,497 $ 1,761 $ 1,410 Gross revenue $ 801 $ 1,250 $ 1,497 $ 1,761 $ 1,410  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Total income before non-interest expense $ 24,341 $ 24,718 $ 22,416 $ 24,039 $ 25,741 Less: unrealized (loss) gain recognized on equity securities (49) 11 3 6 (6) Less: net (loss) gain on loans accounted for under the fair value option (149) 6 26 18 (44) Less: net (loss) gain on loans held for sale at fair value (222) 222 — — — Plus: (release of) provision for credit losses (974) 80 1,773 2,257 915 Gross revenue $ 23,787 $ 24,559 $ 24,160 $ 26,272 $ 26,706

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) December 31, 2024 September 30, 2025 December 31, 2025 Income before income taxes $ 3,914 $ 3,965 $ 4,435 Plus: (release of) provision for credit losses (974) 2,257 915 Pre-tax, pre-provision net income $ 2,940 $ 6,222 $ 5,350 Allocation of the Allowance for Credit Losses (ACL) As of December 31, 2025 December 31, 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,210 1.2% 10.3% 7.2% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 4,359 0.5 20.4 30.7 4,340 0.7 23.7 25.3 Owner Occupied CRE 846 0.4 3.9 7.7 654 0.4 3.5 7.1 Commercial and Industrial 6,892 3.0 32.1 8.5 2,357 1.1 12.9 9.1 Total Commercial 14,307 1.0 66.7 54.1 12,535 1.0 68.4 54.5 Consumer: Cash, Securities and Other 1,150 0.7 5.4 6.2 410 0.3 2.2 5.0 Consumer and Other 138 0.7 0.6 0.7 185 1.1 1.0 0.7 1-4 Family Residential 5,846 0.6 27.3 39.0 5,200 0.5 28.4 39.8 Total Consumer 7,134 0.6 33.3 45.9 5,795 0.5 31.6 45.5 Total allowance for credit losses $ 21,441 0.8% 100% 100% $ 18,330 0.8% 100% 100% (1) Represents the percentage of loans to total loans in the respective category.